Exhibit 99.1

For immediate release

For further information contact:

Mark Roberson, CEO
PokerTek, Inc.
704.849.0860, x101
investorrelations@pokertek.com

POKERTEK, INC. ANNOUNCES AGREEMENT TO BE ACQUIRED BY MULTIMEDIA GAMES

[April 30], 2014 – Matthews, NC – PokerTek, Inc. (Nasdaq: PTEK) (“PokerTek”) announced today that it has entered into a definitive agreement and plan of merger with Multimedia Games, Inc., a subsidiary of Multimedia Games Holding Company, Inc. (Nasdaq: MGAM) (together, “Multimedia Games”), pursuant to which Multimedia Games has agreed to acquire PokerTek at a price of $1.35 per share in cash.

Completion of the transaction is subject to the approval by holders of a majority of the Company’s common shares, the receipt of certain gaming approvals, and other customary closing conditions. PokerTek’s Board of Directors unanimously approved the merger agreement with Multimedia Games and has recommended that the Company’s shareholders adopt the merger agreement. Assuming the satisfaction of conditions, the transaction is expected to close in calendar 2014.

Mark Roberson, PokerTek’s Chief Executive Officer, stated, “Combining with Multimedia Games provides our shareholders with the opportunity to receive a healthy premium for their shares and is an ideal situation for our customers, employees and other commercial partners.  PokerTek and Multimedia Games share a similar operating philosophy and culture, focusing on superior customer service and delivering products that generate strong returns for casino operators. As part of the Multimedia Games organization, we believe further development of innovative products and solutions will address the growing demand for eTables from casino customers and players worldwide.”

Pat Ramsey, Chief Executive Officer of Multimedia Games, added, “With eTable growth accelerating in domestic and international casinos, acquiring PokerTek represents an excellent opportunity to expand our product portfolio.  We believe the PokerPro product is an excellent complement to our existing business and that we can expand the penetration of PokerPro in North America by leveraging our strong domestic manufacturing, sales and service capabilities.  Further, with a growing installed base of gaming positions internationally, this transaction represents a solid entry point to further diversify our revenue and geographic base.  This transaction reflects Multimedia Games’ strategic emphasis on offering leading products that resonate with our customers’ players and increasing our share of the casino gaming floor.”

Joe Lahti, Chairman of the Board of Directors of PokerTek added, “The team at PokerTek has done an outstanding job over the past several years turning the company around financially, building a dominant market position and cultivating strong customer relationships.  Merging with Multimedia Games is a positive event for our shareholders and marks the beginning of an exciting new chapter for PokerTek.”

Transaction Details

Completion of the transaction is subject to the approval by holders of a majority of the Company’s common shares, the receipt of certain gaming approvals, and other customary closing conditions (which is not conditioned on financing).  Assuming the satisfaction of conditions, the transaction is expected to close in calendar 2014.

Burrill Securities acted as financial advisor, and Morse, Zelnick, Rose & Lander, LLP acted as legal advisor, to the Company.

About PokerTek, Inc.

PokerTek, Inc. (NASDAQ:PTEK) is a North Carolina corporation headquartered in Matthews, NC. We design, manufacture and market electronic table games and related products for casinos, cruise lines, racinos, card clubs and lotteries worldwide.  We distribute our electronic table games using an internal sales force, complemented by distributors and sales agents in select geographic areas, generally on a recurring revenue participation model, recurring revenue fixed license fee model or as a sale of hardware combined with recurring license and support fees.

About Multimedia Games

Through its wholly owned subsidiary, Multimedia Games, Inc., Multimedia Games Holding Company, Inc. (“Multimedia Games”) develops and distributes gaming technology.  The company is a creator and supplier of comprehensive systems, content and electronic gaming units for Native American and commercial casinos.  Revenue is derived from gaming units in operation on revenue-sharing arrangements as well as from the sale of gaming units and systems that feature proprietary game content and game themes licensed from others.  Multimedia Games also supplies the central determinant system for the video lottery terminals (“VLTs”) installed at racetracks in the State of New York.  The company is focused on pursuing market expansion and new product development for commercial and tribal casinos and VLT markets.

ADDITIONAL INFORMATION

In connection with the proposed merger, the Company will file with the SEC and mail to its shareholders a proxy statement, which will contain information about the Company, the proposed merger, and related matters. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER. In addition to receiving the proxy statement or a notice of internet availability of the proxy statement from the Company by mail, shareholders will also be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website (www.sec.gov) or, without charge, from the Company by mail or from the Company website (www.pokertek.com). The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Company shareholders with respect to the proposed merger. Information regarding any interests that the executive officers and directors of the Company may have in the transaction will be set forth in the proxy statement. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed merger.

This communication does not constitute an offer to sell or the solicitation of an offer to buy securities or solicitation of any vote or approval.

FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed transaction and PokerTek’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to PokerTek on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond PokerTek’s control.  These factors include (A) failure to obtain shareholder approval or failure to satisfy other conditions required for the consummation of the merger, (B) failure or delay in consummation of the transaction for other reasons, (C) changes in laws or regulations, (D) changes in the financial or credit markets or economic conditions generally and (E) other risks as are mentioned in reports filed by PokerTek with the Securities and Exchange Commission from time to time.  PokerTek does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.  Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other PokerTek communications.